Other Current Liabilities	12 Months Ended
Dec. 31, 2024
Other Current Liabilities [Abstract]
Other current liabilities

Note 9. Other current liabilities

At December 31, 2024 and 2023, other current liabilities consisted of the following:

	As of December 31,
	2024	2023
Accrued expenses	$793,873	$674,949
Advance from customers	147,849	3,434,075
Other payables	2,727,401	2,001,714
	$3,669,123	$6,110,738

Accrued expenses mainly relate to staff-related expenses and audit fee as of December 31, 2024 and 2023, respectively.

Advance payments from customers primarily refer to the prepayment made by customers for goods before their delivery. This arrangement involves customers paying upfront, ensuring a commitment to the purchase prior to receiving the products.

Other payables mainly include outstanding amounts owed to various non-trade vendors, storage deposit receivable from customers and value added tax (“VAT”) payables as of December 31, 2024 and 2023, respectively.